SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

Wells Fargo Advantage C&B Large Cap Value Fund (the “Fund”)

Effective February 1, 2015, Andrew Armstrong, CFA is added as a Portfolio Manager for the Fund. A biographical description for Mr. Armstrong is included among the Portfolio Manager biographies listed for the Fund under Cooke & Bieler, L.P. as follows:

“Mr. Armstrong rejoined Cooke & Bieler in 2014, where he currently serves as a Principal, Portfolio Manager and Research Analyst. From 2011 to 2014, Mr. Armstrong was an investment analyst at Hotchkis & Wiley Capital Management and from 2008 to 2011 he served as an associate at Cooke & Bieler”

            The Management of Other Accounts and Beneficial Ownership in the Funds tables in the section entitled “Portfolio Managers” in the Fund’s Statement of Additional Information is amended to add the following information:

Andrew Armstrong, CFA[1]	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

1 Mr. Armstrong became portfolio manager of the Fund in February 2015. The information presented in this table is as of the Fund’s fiscal year end, at which time he was not a manager of the Fund.

Portfolio Manager	Fund	Beneficial Ownership
Andrew Armstrong, CFA	C&B Large Cap Value Fund	$0

January 23, 2015                                                                                                                     EGR015/P901SP